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                                                                    Exhibit 10.3

                          ASI SOLUTIONS INCORPORATED
                       1996 STOCK OPTION AND GRANT PLAN



1. PURPOSE

     This Stock Option and Grant Plan (the "Plan") is intended as a performance incentive for officers, employees, consultants and other key persons of ASI Solutions Incorporated ("ASI") and its subsidiaries (unless otherwise indicated herein, ASI Solutions Incorporated and its subsidiaries are hereinafter referred to as the "Company") to enable the persons to whom options are granted (the "Optionees") or to whom shares of common stock are granted (the "Grantees") to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of "incentive stock options" ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("Nonqualified Options") and outright grants of common stock under the Plan.
The term "subsidiary" when used in the Plan shall mean any subsidiary of ASI within the meaning of Section 424(f) of the Code.


2.  OPTIONS TO BE GRANTED AND ADMINISTRATION

     (a) Options granted under the Plan may be either Incentive Options or Nonqualified Options, and shall be designated as such at the time of grant. To the extent that any option intended to be an Incentive Option shall fail to qualify as an "incentive stock option" under the Code, such option shall be deemed to be a Nonqualified Option.

     (b) The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by a committee (the "Compensation Committee") of not less than three directors of the Company appointed by the Board of Directors all of whom are (1) not employees of the Company and "non employee directors" within the meaning of Rule 16b-3(b) (3) (i) promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), and (2) "outside directors" within the meaning of Section 162(m) of the Code.

     (c) Subject to the terms and conditions of the Plan, the Compensation Committee shall have the power:

          (i) To determine from time to time the options or stock to be granted to eligible persons under the Plan (hereinafter referred to as the "Optionees"), to prescribe the terms and

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provisions (which need not be identical) of options  granted under the Plan to such persons and to approve the grant of options, as the case may be;

          (ii) To construe and interpret the Plan and grants thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Compensation Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any option agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

          (iii) to accelerate the exercisability or vesting of all or any portion of any option;

          (iv) subject to the provisions of Section 5(a), to extend the period in which options may be exercised;

          (v) generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.


All decisions and determinations by the Compensation Committee in the exercise of its powers shall be final and binding upon the Company and the Optionees.


3.  STOCK

     (a) The stock granted under the Plan, or subject to the options granted under the Plan, shall be shares of the Company's authorized but unissued common stock, par value $.01 per share (the "Common Stock"). The total number of shares that may be issued under the Plan shall not exceed an aggregate of 800,000 shares of Common Stock. Such numbers shall be subject to adjustment as provided in Section 7 hereof.

     (b) Whenever any outstanding option under the Plan expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options of Common Stock under the Plan.


4.  ELIGIBILITY

     (a) Incentive Options may be granted only to officers or other employees of the Company, including members of the Board of Directors who are also employees of the Company. Nonqualified Options may be granted to officers or other employees of the Company, members of the Board of Directors who are also employees of the Company, and consultants and other key persons who provide services to the Company (regardless of whether they are also employees). Grants of

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Common Stock may be made to any officer, director, employee, consultant or other key person of the Company.

     (b) No Optionee shall be eligible to receive any Incentive Option under the Plan if, at the date of grant, such Optionee beneficially owns stock representing in excess of 10% of the voting power of all outstanding capital stock of the Company or any "parent corporation" within the meaning of Section 424(e) of the Code or any subsidiary (a "Ten Percent Stockholder") unless (i) the purchase price for the Common Stock subject to such option is at least 110% of the fair market value of such stock at the time of the grant and (ii) the option by its terms is not exercisable more than five years from the date of grant thereof.

     (c) Notwithstanding any other provision of the Plan, to the extent that the aggregate fair market value of the stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent) exceeds $100,000, the options attributable to the excess over $100,000 shall be treated as Nonqualified Options under the Plan. Such annual limitation shall be applied by taking Incentive Options into account in the order in which they were granted.


5.  TERMS OF THE OPTION AGREEMENTS

     Subject to the terms and conditions of the Plan, each option agreement shall contain such provisions as the Compensation Committee shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

     (a) Expiration; Termination of Employment. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date in the case of any Incentive Option shall not be later than the tenth anniversary of the date on which the option was granted; provided, however, that if such Incentive Option is held by a Ten Percent Stockholder, the expiration date of such Incentive Option shall not be later than five years from the date of grant thereof. If an Optionee's employment or service as a director with the Company terminates for any reason, the Compensation Committee may in its discretion provide, at any time, that any outstanding option granted to such Optionee under the Plan shall be exercisable, subject to the expiration date of such option, for such period following termination of employment as may be specified by the Compensation Committee, which period for purposes of Incentive Options shall not exceed three months where such termination is not due to death or disability (within the meaning of Section 22(e) (3) of the Code) or one year where such termination is due to death or disability. If an Optionee's employment or service as a director with the Company terminates due to the Optionee's willful actions against the interests of the Company, the option may be terminated upon written notice to the Optionee; in such a case, the option will cease to be exercisable immediately upon the Optionee's receipt of such written notice.

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     (b)  Minimum Shares Exercisable.  The minimum number of shares with respect to which an option may be exercised at any one time shall be five hundred (500) shares, or such lesser number as is subject to exercise under the option at the time, provided that no fractional shares may be issued.

     (c) Exercise. Each option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Compensation Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

     (d) Purchase Price. The purchase price per share of Common Stock subject to each option shall be determined by the Compensation Committee; provided, however, that the purchase price per share of Common Stock subject to each Incentive Option shall be not less than the fair market value of the Common Stock on the date such Incentive Option is granted. For the purposes of the Plan, the fair market value of the Common Stock shall be determined in good faith by the Compensation Committee; provided, however, that (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") Small-Cap Market on the date the option is granted, the fair market value shall not be less than the average of the highest bid and lowest asked prices of the Common Stock on NASDAQ reported for such date or, if no prices were reported for such date, for the last date preceding such date on which prices were reported, (ii) if the Common Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System on the date the option is granted, the fair market value shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported, and (iii) the fair market value of the Common Stock on the effective date of the registration statement for the Company's initial public offering shall be the initial offering price.

     (e) Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof,
(ii) all requirements under applicable law and regulations shall have been complied with to the satisfaction of the Company, (iii) the Company shall have issued and delivered the shares to the Optionee, and (iv) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

     (f) Transfer. No option granted hereunder shall be transferable by the Optionee other than by will or by the laws of descent and distribution, and such option may be exercised during the Optionee's lifetime only by the Optionee, or his or her guardian or legal representative.

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6.  METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

     (a) Any option granted under the Plan may be exercised by the Optionee in whole or, subject to Sections 5(b) and 5(c) hereof, in part by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase (the "Notice"). As a condition precedent of the exercise of any option, the Optionee shall pay or make arrangements for the payment of all taxes to be withheld, in accordance with Section 9 of the Plan.

     (b) Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either: (i) in cash, or by certified or bank check or other payment acceptable to the Company, equal to the option exercise price for the number of shares specified in the Notice (the "Total Option Price"); (ii) if authorized by the applicable option agreement and if permitted by law, by delivery of shares of Common Stock that the Optionee has beneficially owned for more than six months and which the Optionee may freely transfer having a fair market value, determined by reference to the provisions of Section 5(d) hereof, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock; or (iii) by the Optionee delivering the Notice to the Company together with irrevocable instructions to a broker to promptly deliver the Total Option Price to the Company in cash or by other method of payment acceptable to the Company; provided, however, that the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity or other agreements as the Company shall prescribe as a condition of payment under this clause (iii).

     (c) The delivery of certificates representing shares of Common Stock to be purchased pursuant to the exercise of an option will be contingent upon the Company's receipt of the Total Option Price and of any written representations from the Optionee required by the Compensation Committee, and the fulfillment of any other requirements contained in the option agreement or applicable provisions of law.



7.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     (a) If the shares of the Company's Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan, and in the number, kind, and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding option, the Optionee thereafter shall have the right to purchase the number of shares under such option at the per share price, as so adjusted, which the

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Optionee could purchase at the total purchase price applicable to the option immediately prior to such adjustment.

     (b) Adjustments under this Section 7 shall be determined by the Compensation Committee and such determinations shall be conclusive. The Compensation Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.


8.  EFFECT OF CERTAIN TRANSACTIONS

     In the case of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger, consolidation or other business combination in which the Company is acquired by another entity (other than a holding company formed by the Company) or in which the Company is not the surviving entity, or (iii) the sale of all or substantially all of the assets of the Company to another entity, the Plan and the options issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of options theretofore granted, or the substitution for such option of new options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 7. In the event of such termination, all outstanding options whether or not then currently exercisable for shares of Common Stock shall be exercisable for at least fifteen (15) days prior to the date of such termination whether or not otherwise exercisable during such period.


9.  TAX WITHHOLDING

     (a) Each Optionee shall, no later than the exercise date of any option, pay to the Company, or make arrangements satisfactory to the Compensation Committee regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

     (b) To the extent permitted by the Compensation Committee, an Optionee may elect to have his tax withholding obligation satisfied, in whole or in part, by
(i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to any option number of shares with an aggregate fair market value (determined by reference to the provisions of Section 5(d) hereof), that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Common Stock owned by the Optionee with an aggregate fair market value (determined by reference to the provisions of Section 5(d) hereof) that would satisfy the withholding amount due.

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10. NON-TRANSFERABILITY OF OPTION RIGHTS

     No option shall be transferable except by will or the laws of descent and distribution. During the lifetime of any Optionee, the option shall be exercisable only by such Optionee.


11. NO OBLIGATION TO EXERCISE OPTION

     Granting of an option shall impose no obligation on the recipient to exercise such option.


12. USE OF PROCEEDS

     The proceeds received from the sale of stock pursuant to the Plan shall be used for general corporate purposes.


13. RIGHTS AS A STOCKHOLDER

     An Optionee shall have no rights as a stockholder with respect to any stock covered by his or her option until such Optionee shall have become the holder of record of such stock, and shall not be entitled to any dividends or distributions or other rights in respect of such stock for which the record date is prior to the date on which he or she shall have become the holder of record thereof.

     Notwithstanding anything herein to the contrary, the Compensation Committee, in its sole discretion, may restrict the transferability of all or any number of shares of stock issued under the Plan upon the exercise of an option by legending the stock certificate as it deems appropriate.


14. EMPLOYMENT RIGHTS

     Nothing in the Plan or in any option granted hereunder shall confer on any Optionee any right to continue in the employ of the Company, or to interfere in any way with the right of the Company to terminate the Optionee's employment at any time.


15. COMPLIANCE WITH THE LAW

     The Company is relieved from any liability for the nonissuance or non-transfer, or any delay in issuance or transfer, of any shares of stock subject to options under the Plan which results from the inability of the Company to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer shares of stock of the Company, if counsel for the Company deems such authority necessary for the lawful issuance or transfer of any

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such shares.  Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of options to reflect such transfer restrictions.

     Each option granted under the Plan is subject to the requirement that if at any time the Compensation Committee determines, in its discretion, that the listing, registration or qualification of shares of stock issuable upon exercise of options is required by any securities exchange or under any state or Federal law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of options or the issuance of shares of stock, no options or shares of stock shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions or with such conditions as are acceptable to the Compensation Committee.


16. CANCELLATION OF OPTIONS

     The Compensation Committee, in its discretion, may, with the consent of an Optionee, cancel any outstanding option held by such Optionee hereunder.


17. AMENDMENT OF THE PLAN

     The Board of Directors may discontinue the Plan or amend the Plan at any time, and from time to time, subject to any required regulatory approval and the limitation that, except as provided in Sections 7 and 8 thereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

     (a) increase the number of shares of Common Stock as to which options may be granted under the Plan;

     (b) change in substance Section 4 hereof relating to eligibility to participate in the Plan;

     (c)  change the minimum option exercise price; or

     (d) otherwise materially increase the benefits accruing to individuals under the Plan.

     In addition to the foregoing, other Plan amendments shall be subject to approval by the Company stockholders if and to the extent determined by the Compensation Committee to be required by the Act to ensure that options or grants granted under the Plan are exempt under Rule 16b-3 promulgated under the Act, or that Incentive Stock Options granted under the Plan are qualified under
Section 422 of the Code.

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     Except as provided in Sections 7 and 8 hereof, rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.


18. NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock or stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.


19. GOVERNING LAW

     The Plan shall be governed by Delaware law, except to the extent that such law is preempted by federal law.


20. EFFECTIVE DATE AND EXPIRATION DATE OF PLAN;
    STOCKHOLDER APPROVAL

     This Plan shall become effective upon the date that it is approved by the Board of Directors of the Company; provided, however, that the Plan shall be subject to the approval of the Company's stockholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of such effective date. No options granted under the Plan prior to such stockholder approval may be exercised until such approval has been obtained. No options may be granted under the Plan after the tenth anniversary of the effective date of the Plan.


21. MISCELLANEOUS

     (a) If the Compensation Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Compensation Committee so directs the Company, be paid to his spouse, child, or other relative, an institution maintaining or having custody of such person, or any other person deemed by the Compensation Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Compensation Committee and the Company therefor.

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     (b) No member of the Compensation Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Compensation Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Compensation Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith; provided, however, that approval of the Company's Board of Directors shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     (c) No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Optionees shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

     (d) Each member of the Compensation Committee and each member of the Company's Board of Directors shall be fully justified in relying, in acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and upon any other information furnished in connection with the Plan by any person or persons other than such member.

     (e) Except as otherwise specifically provided in the relevant plan document, no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit-sharing, group insurance or other benefit plan of the Company.

     (f) The expenses of administering the Plan shall be borne by the Company.


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